UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 May

2018

Nuveen Closed-End Funds

JMF	Nuveen Energy MLP Total Return Fund
JMLP	Nuveen All Cap Energy MLP Opportunities Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and Italy’s populist government, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. The U.S. economy is expected to regain momentum, boosted by fiscal stimulus, an easing regulatory environment and above-average consumer confidence. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

July 23, 2018

Portfolio Managers’ Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen, LLC. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Managing Director and Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, manage the Funds.

Here they discuss their investment strategies and the performance of the Funds for the six-month reporting period ended May 31, 2018.

How did the Funds perform during this six-month reporting period ended May 31, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the six months, one-year, five-year and since inception periods, where applicable, ended May 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. The total return at NAV for both funds outperformed both the Alerian MLP Index (“Index”) and the S&P 500® Index during the six-month reporting period.

The Funds are taxed as “C” corporations, and unlike most other investment companies, they pay taxes on their own income. Consequently, as explained more fully later in the report, the Funds’ adjustments to their assets and liabilities to reflect the Funds’ projected tax payments can significantly impact Fund share performance. In the most recent six-month reporting period, those tax adjustments had a positive impact on the share performance of JMF and no impact on the share performance of JMLP.

The Funds employ leverage. In the most recent six-month reporting period, this leverage had a positive impact on the Funds’ total return. You should consider the Funds’ tax adjustments and leverage when comparing each Fund’s performance to the Index and S&P 500® Index, as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ total return performance could differ significantly from the actual returns of its portfolio and that of the indexes, even if the pre-tax adjustment performance of the Funds’ portfolio assets and the performance of the indexes were similar. We will divide the discussion of the various strategies used by and features of the Funds, and how each of them impacted the performance of the Funds’ shares during the six-month reporting period ended May 31, 2018, into the following sub-sections:

•	Impact of portfolio management strategies on Fund share performance

•	Impact of tax adjustments on Fund share performance

•	Impact of leverage on Fund share performance

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Impact of the Funds’ primary portfolio investment strategies on Fund share performance.

Both Funds continue to invest primarily in publicly traded master limited partnerships (MLPs) operating in the energy sector with the main objective of providing a tax-advantaged total return.

During the reporting period, the Funds were primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. These assets provide an essential service to our economy: procuring, processing, storing and transporting the commodities and products that fuel every aspect of our lives.

For the reporting period, MLPs posted positive returns despite facing multiple headwinds. A broader market correction in February 2018 preceded a regulatory setback for the group in March 2018. Concerns that the Federal Reserve will “normalize” monetary policy at a faster pace than expected sent markets into a tailspin at the beginning of February. Yield-oriented securities, like bonds and utilities, traded off severely. MLPs, though negatively impacted by this selling pressure, proved to be defensive compared to other asset classes. On March 15, 2018, the Federal Energy Regulatory Commission (FERC) issued a statement shifting policy on how taxes are incorporated into the regulatory tariffs pipelines are allowed to charge their customers. The FERC’s policy stated that pipelines it regulates that are owned by MLPs will not be allowed to recover tax allowances through their tariffs going forward. Although not all midstream assets are impacted and very few companies are acutely harmed, the FERC policy decision caused the entire MLP group to sell off the last two weeks of March 2018. In April 2018, the market realized that the impact was minimal for most energy infrastructure companies and most names in the group rallied back. The FERC’s decision may have been a catalyst for consolidation among MLPs. This means a smaller number of listed MLPs, more midstream corporate equity issues and a lower cash pay out to investors. While this may seem like a monumental shift, the result is a modestly more diversified portfolio of energy infrastructure equities that have healthier balance sheets and pay a distribution we can rely on. The realization that this shift is occurring encouraged investors back into the energy infrastructure equity market and has fueled strong results into the end of the reporting period.

JMF’s portfolio outperformed the Index for the six-month reporting period ended May 31, 2018. The Fund’s allocation towards smaller cap MLPs and security selection among mid cap MLPs drove the relative performance advantage. Investors seemed to shift their focus away from those MLPs with a history of growing their distribution and more towards those expected to grow the distribution in the future. Interestingly, some of these future growth MLPs are those we rank as poor quality given their commodity price cash flow sensitivity. As a group, the lowest quality MLPs outperformed during the reporting period, which hurt the Funds. Those MLPs exposed to growing natural gas liquids (NGL) volumes were rewarded by the market during the reporting period. Two of the Fund’s holdings, DCP Midstream LP and ONEOK, Inc., were top contributors to performance due to their concentration in the NGL logistics businesses. Although investors moved past the FERC decision, those MLPs directly impacted did not recover and suffered significant losses. The Fund owned TC PipeLines LP and Enbridge Energy Partners LP, both of which are potentially materially impacted by the FERC policy change. These MLPs own and operate monopolistic pipelines that are strategic to our economy, but their cash flows may be impacted by the FERC change and are unlikely to recover investor confidence without regulatory certainty.

JMLP’s portfolio performance outperformed the Index for the six-month reporting period ended May 31, 2018. JMLP’s strategy is differentiated from JMF in the following ways: 1) JMLP will not own the top ten constituents in the Index, and 2) JMLP will not purchase securities in the bottom 30% of the universe, as defined by the sub-adviser’s “Quality Scorecard” process, which ranks each constituent of the investable MLP universe according to fundamental metrics. JMLP’s strategy worked, with the investable universe outperforming the Index despite avoiding the top ten holdings in the Index, which outperformed during the reporting period. Although the Fund cannot purchase the top ten Index constituents, exposure to mid- and large-cap midstream entities that own and operate natural gas related infrastructure accounted for the Fund’s strong relative performance. As in JMF, exposure to Enbridge Energy Partners LP detracted from performance for the Fund.

Impact of tax adjustments on the Funds’ share performance

Each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning that in addition to recording a current tax expense on current year earnings and realized gains, they also record either a net deferred tax liability representing the future taxes projected to be payable on unrealized portfolio gains, or a net deferred tax asset representing the tax benefit projected to be associated with realized and unrealized portfolio losses. These tax adjustment entries on the Funds’ accounting records are intended to ensure that the Funds’ NAVs take into account the future income tax that the Funds may be liable for based on unrealized appreciation as well as the tax benefit of losses that may be used to offset future earnings. Such entries will often have a “moderating impact” on the total returns of investment of the Funds’ shares during a particular measurement period. An increase in the value of a Fund’s portfolio investments will typically trigger an increase to the deferred tax liability or a reduction to the deferred tax asset that would partially offset the portfolio value increases; in contrast, a decrease in value of the Fund’s portfolio investments will typically trigger a reduction in a deferred tax liability and/or an increase to the deferred tax asset, which again would tend to partially offset such portfolio value decreases.

During the reporting period for JMF, the projected future tax liability of the Fund decreased slightly, resulting in a positive contribution to NAV performance.

To the extent that a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required that would offset the tax asset. Accounting principles dictate that the determination of such a valuation allowance is based on whether there is a more-likely-than-not probability that some portion or all of the deferred tax asset will not be realized.

At November 30, 2017, JMLP had a valuation allowance to offset the deferred tax asset. This allowance still existed at May 31, 2018. As a result, there was no impact to NAV performance associated with the deferred tax asset or liability.

In light of the passage and signing into law on December 22, 2017 of the Tax Cuts and Jobs Act of 2017, JMF made adjustments on that day to the Fund’s estimate of its deferred tax liability balance. The Fund’s deferred tax liability and/or asset balances are determined using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Tax Cuts and Jobs Act of 2017 reduced the statutory federal income tax rate applicable to corporations, such as JMF and JMLP, from 35% to 21%. JMF reduced the estimate of its net deferred tax liability balance to reflect this reduction in the corporate federal income tax rate; this reduced its net deferred tax liability balance as of December 22, 2017 from an amount that would have been somewhat in excess of $35 million to approximately $22 million. That adjustment in turn caused JMF’s net asset value to increase by $0.33 per common share.

JMLP, on the other hand, had a net deferred tax asset immediately prior to December 22, 2017, but that asset had a fully offsetting valuation allowance. The amount of JMLP’s net deferred tax asset decreased on December 22, 2017 due to the reduction in the income tax rate, but the valuation allowance was also reduced by the same amount, resulting in no impact to the net asset value of that Fund.

Further modifications of the Funds’ estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Impact of the Funds’ leverage strategies on performance

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

Portfolio Managers’ Comments (unaudited) (continued)

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

For the six-month reporting period ended May 31, 2018, leverage had a positive impact on the performance of both Funds.

The Funds employ regulatory leverage through the use of bank borrowings. As of May 31, 2018, the Funds had outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$166,900,000	$37,900,000

As of May 31, 2018, the Funds’ leverage, expressed as a percentage of total managed assets, were as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	26.50%	25.20%
Regulatory Leverage*	26.50%	25.20%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings.

The Funds operate under established leverage guidelines. During the current reporting period, volatility in the MLP market caused the Funds to periodically reduce and increase the amount of their outstanding borrowings in order to maintain levels consistent with these guidelines. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	December 1, 2017	Draws	Paydowns	May 31, 2018	Average Balance Outstanding	Draws	Paydowns	July 26, 2018
JMF	$175,000,000	$—	$(8,100,000)	$166,900,000	$171,825,824	$—	$—	$—
JMLP	$41,500,000	$—	$(3,600,000)	$37,900,000	$40,089,011	$—	$—	$—

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

During the reporting period, JMF and JMLP continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a positive impact on the Funds’ overall performance.

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2018.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate of the sources (for tax purposes) of each Fund’s distributions as of April 30, 2018. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of April 30, 2018

	Current Quarter			Fiscal YTD
	Estimated — Percentage of the Distribution			Estimated — Per Share Amounts
Fund	Net Investment Income(1)	Realized Gains	Return of Capital(2)	Total Distributions	Net Investment Income(1)	Realized Gains	Return of Capital(2)
JMF (FYE 11/30)	0.00%	0.00%	100%	$0.6000	$0.0000	$0.0000	$0.6000
JMLP (FYE 11/30)	0.00%	0.00%	100%	$0.4500	$0.0000	$0.0000	$0.4500

(1)	NII is Net Investment Income. The funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.
(2)	Return of Capital may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of April 30, 2018

			Annualized			Cumulative
Fund	Inception Date	Latest Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/24/2011	$0.3000	11.25%	(10.56)%	0.27%	5.62%	(3.37)%
JMLP (FYE 11/30)	3/26/2014	$0.2250	11.64%	(11.89)%	(10.44)%	5.82%	(5.52)%

EQUITY SHELF PROGRAM

During the current reporting period, the Funds were authorized by the Securities and Exchange Commission (SEC) to issue additional shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per share. Under the Shelf Offerings, each Fund is authorized to issue additional shares as shown in the accompanying table.

	JMF	JMLP
Additional authorized shares	9,800,000	3,100,000

During the current reporting period, the Funds sold shares through their Shelf Offering at a weighted average premium to their NAV per share as shown in the accompanying table.

	JMF	JMLP
Shares sold through Shelf Offering	688,792	337,500
Weighted average premium to NAV per share sold	1.63%	1.57%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Shares cumulatively repurchased and retired	—	—
Shares authorized for repurchase	3,955,000	1,285,000

OTHER SHARE INFORMATION

As of May 31, 2018, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$11.34	$8.33
Share price	$11.12	$8.26
Premium/(Discount) to NAV	(1.94)%	(0.84)%
6-month average premium/(discount) to NAV	(1.68)%	(0.65)%

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Energy MLP Total Return Fund (JMF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as tax risk, please see the Fund’s web page at www.nuveen.com/JMF.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk and small capitalization risk, please see the Fund’s web page at www.nuveen.com/JMLP.

JMF	Nuveen Energy MLP Total Return Fund Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMF at NAV	9.64%	1.82%	(2.12)%	1.11%
JMF at Share Price	10.83%	(2.87)%	(2.82)%	0.60%
Alerian MLP Index	5.71%	(3.71)%	(3.20)%	1.92%
S&P 500® Index	3.16%	14.38%	12.98%	12.89%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	122.6%
Common Stocks	16.4%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings and Deferred Tax Liability, net	141.9%
Borrowings	(36.1)%
Deferred Tax Liability, net	(5.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	96.8%
Energy Equipment & Services	1.5%
Repurchase Agreements	1.7%
Total	100%

Top Ten Issuers

(% of total long-term
investments)

DCP Midstream LP	10.8%
EnLink Midstream Partners LP	9.2%
Williams Partners LP	8.7%
Energy Transfer Partners LP	8.1%
ONEOK, Inc.	5.3%
Targa Resources Corp.	5.0%
MPLX LP	4.8%
Buckeye Partners LP	4.8%
Enable Midstream Partners LP	4.7%
Plains All American Pipeline LP	4.6%

JMLP	Nuveen All Cap Energy MLP Opportunities Fund Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JMLP at NAV	6.87%	3.68%	(8.65)%
JMLP at Share Price	8.65%	(1.98)%	(9.74)%
Alerian MLP Index	5.71%	(3.71)%	(5.56)%
S&P 500® Index	3.16%	14.38%	11.78%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	122.5%
Common Stocks	9.1%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings	133.7%
Borrowings	(33.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	91.9%
Energy Equipment & Services	4.7%
Gas Utilities	2.3%
Repurchase Agreements	1.1%
Total	100%

Top Ten Issuers

(% of total long-term investments)

Enable Midstream Partners LP	10.6%
DCP Midstream LP	9.7%
EnLink Midstream Partners LP	9.0%
Crestwood Equity Partners LP	6.9%
KNOT Offshore Partners LP	5.8%
American Midstream Partners LP	5.6%
Archrock Inc.	4.7%
GasLog Partners LP	4.6%
NGL Energy Partners LP	4.1%
Tallgrass Energy Partners LP	3.2%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JMF and JMLP; at this meeting the shareholders were asked to elect Board Members.

	JMF	JMLP
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	35,179,259	10,330,915
Withhold	824,241	553,888
Total	36,003,500	10,884,803
Jack B. Evans
For	35,178,421	10,306,762
Withhold	825,079	578,041
Total	36,003,500	10,884,803
Albin F. Moschner
For	35,205,291	10,302,052
Withhold	798,209	582,751
Total	36,003,500	10,884,803
William J. Schneider
For	35,192,695	10,297,266
Withhold	810,805	587,537
Total	36,003,500	10,884,803

JMF	Nuveen Energy MLP Total Return Fund Portfolio of Investments May 31, 2018
(Unaudited)

Shares/Units	Description (1)	Value

	LONG-TERM INVESTMENTS – 139.0% (98.3% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 122.6% (86.7% of Total Investments)

	Oil, Gas & Consumable Fuels – 122.6% (86.7% of Total Investments)

491,568	American Midstream Partners LP	$5,186,042
482,362	Andeavor Logistics LP	20,693,330
850,210	Buckeye Partners LP	30,650,070
825,434	Crestwood Equity Partners LP	27,734,582
1,651,790	DCP Midstream LP	69,226,519
474,653	Delek Logistics Partners LP	13,954,798
1,819,800	Enable Midstream Partners LP	30,099,492
1,001,225	Enbridge Energy Management LLC, (2)	9,511,637
1,488,940	Enbridge Energy Partners LP	14,666,059
2,758,456	Energy Transfer Partners LP	52,383,079
3,456,765	EnLink Midstream Partners LP	59,110,681
818,834	Enterprise Products Partners LP	23,664,303
781,827	Genesis Energy, LP	17,168,921
395,180	Golar LNG Partners LP, (3)	6,627,169
560,000	KNOT Offshore Partners LP, (3)	11,760,000
224,025	Martin Midstream Partners LP	3,382,778
863,415	MPLX LP	31,005,233
1,541,550	NGL Energy Partners LP	16,494,585
407,200	PBF Logistics LP	8,164,360
1,270,678	Plains All American Pipeline LP	29,860,933
132,855	Sunoco LP	3,533,943
162,550	Tallgrass Energy Partners LP	7,098,559
109,056	TC PipeLines LP	2,652,242
91,535	The Williams Companies Inc., (3)	2,458,630
980,540	USD Partners LP	10,982,048
50,000	Western Gas Partners, LP	2,583,500
1,413,385	Williams Partners LP	56,252,723
	Total Oil, Gas & Consumable Fuels	566,906,216
	Total Master Limited Partnership & MLP Affiliates (cost $483,848,710)	566,906,216

Shares	Description (1)	Value

	COMMON STOCKS – 16.4% (11.6% of Total Investments)

	Energy Equipment & Services – 2.1% (1.5% of Total Investments)

841,170	Archrock Inc.	$9,715,514

	Oil, Gas & Consumable Fuels – 14.3% (10.1% of Total Investments)

499,208	ONEOK, Inc., (3)	34,026,017
664,005	Targa Resources Corp.	32,290,563
	Total Oil, Gas & Consumable Fuels	66,316,580
	Total Common Stocks (cost $49,751,269)	76,032,094
	Total Long-Term Investments (cost $533,599,979)	642,938,310

JMF	Nuveen Energy MLP Total Return Fund (continued)
Portfolio of Investments May 31, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.4% (1.7% of Total Investments)

$10,921	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/18, repurchase price $10,921,143, collateralized by $12,180,000 U.S. Treasury Notes, 1.625%, due 5/15/26, value $11,141,801	0.740%	6/01/18	$10,920,919
	Total Short-Term Investments (cost $10,920,919)			10,920,919
	Total Investments (cost $544,520,898) – 141.4%			653,859,229
	Borrowings – (36.1)% (4), (5)			(166,900,000)
	Deferred Tax Liability, net – (5.8)%			(27,008,302)
	Other Assets Less Liabilities – 0.5% (6)			2,587,711
	Net Assets – 100%			$462,538,638

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$94,500,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$4,149,725	$4,149,725

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Payment-in-kind (“PIK”) security. Depending on the terms of the security, distributions may be received in the form of cash, securities, or a combination of both.

(3)	Distribution designated as ordinary income which is recognized as “Dividends” on the Statement of Operations.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $439,222,709 have been pledged as collateral for borrowings.

(5)	Borrowings as a percentage of Total Investments is 25.5%.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JMLP	Nuveen All Cap Energy MLP Opportunities Fund Portfolio of Investments May 31, 2018
(Unaudited)

Shares/Units	Description (1)	Value

	LONG-TERM INVESTMENTS – 131.6% (98.9% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 122.5% (92.0% of Total Investments)

	Gas Utilities – 3.1% (2.3% of Total Investments)

84,049	AmeriGas Partners, LP	$3,477,107

	Oil, Gas & Consumable Fuels – 119.4% (89.7% of Total Investments)

778,615	American Midstream Partners LP	8,214,388
301,794	Crestwood Equity Partners LP	10,140,279
343,048	DCP Midstream LP	14,377,142
146,150	Delek Logistics Partners LP	4,296,810
951,490	Enable Midstream Partners LP	15,737,645
201,427	Enbridge Energy Management LLC, (2)	1,913,557
368,305	Enbridge Energy Partners LP	3,627,804
775,365	EnLink Midstream Partners LP	13,258,742
279,685	GasLog Partners LP, (3)	6,838,298
176,840	Genesis Energy, LP	3,883,406
239,645	Global Partners LP	4,157,841
265,640	Golar LNG Partners LP, (3)	4,454,783
265,885	Hoegh LNG Partners LP, (3)	4,599,811
154,535	Holly Energy Partners LP	4,540,238
410,190	KNOT Offshore Partners LP, (3)	8,613,990
102,170	Martin Midstream Partners LP	1,542,767
565,613	NGL Energy Partners LP	6,052,059
200,000	Oasis Midstream Partners LP	3,734,000
110,525	PBF Logistics LP	2,216,026
209,280	Summit Midstream Partners LP	3,400,800
108,885	Tallgrass Energy Partners LP	4,755,008
13,413	TC PipeLines LP	326,204
314,902	USD Partners LP	3,526,902
	Total Oil, Gas & Consumable Fuels	134,208,500
	Total Master Limited Partnership & MLP Affiliates (cost $127,775,274)	137,685,607

Shares	Description (1)	Value

	COMMON STOCKS – 9.1% (6.9% of Total Investments)

	Energy Equipment & Services – 6.2% (4.7% of Total Investments)

604,662	Archrock Inc.	$6,983,846

	Oil, Gas & Consumable Fuels – 2.9% (2.2% of Total Investments)

48,365	ONEOK, Inc., (3)	3,296,558
	Total Common Stocks (cost $9,269,874)	10,280,404
	Total Long-Term Investments (cost $137,045,148)	147,966,011

JMLP	Nuveen All Cap Energy MLP Opportunities Fund (continued)
Portfolio of Investments May 31, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5% (1.1% of Total Investments)

	REPURCHASE AGREEMENTS – 1.5% (1.1% of Total Investments)

$1,721	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/18, repurchase price $1,721,307, collateralized by $1,910,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $1,760,283	0.740%	6/01/18	$1,721,272
	Total Short-Term Investments (cost $1,721,272)			1,721,272
	Total Investments (cost $138,766,420) – 133.1%			149,687,283
	Borrowings – (33.7)% (4), (5)			(37,900,000)
	Other Assets Less Liabilities – 0.6% (6)			654,158
	Net Assets – 100%			$112,441,441

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$21,000,000	Receive	1-Month LIBOR	2.042%	Monthly	6/01/18	7/01/25	7/01/27	$814,948	$814,948

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Payment-in-kind (“PIK”) security. Depending on the terms of the security, distributions may be received in the form of cash, securities, or a combination of both.

(3)	Distribution designated as ordinary income which is recognized as “Dividends” on the Statement of Operations.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $106,829,169 have been pledged as collateral for borrowings.

(5)	Borrowings as a percentage of Total Investments is 25.3%.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2018

(Unaudited)

	JMF	JMLP
Assets
Long-term investments, at value (cost $533,599,979 and $137,045,148, respectively)	$642,938,310	$147,966,011
Short-term investments, at value (cost approximates value)	10,920,919	1,721,272
Unrealized appreciation on interest rate swaps	4,149,725	814,948
Receivable for interest	224	35
Deferred offering costs	—	158,061
Other assets	67,889	14,301
Total assets	658,077,067	150,674,628
Liabilities
Borrowings	166,900,000	37,900,000
Payable for:
Interest	387,358	86,330
State income tax	258,505	8,989
Deferred tax liability, net	27,008,302	—
Accrued expenses:
State franchise tax	26,437	7,708
Management fees	551,343	130,808
Trustees fees	82,606	14,173
Other	323,878	85,179
Total Liabilities	195,538,429	38,233,187
Net assets	$462,538,638	$112,441,441
Shares outstanding	40,786,741	13,500,221
Net asset value (“NAV”) per share outstanding	$11.34	$8.33
Net assets consist of:
Shares, $0.01 par value per share	$407,867	$135,002
Paid-in surplus	369,597,781	190,041,975
Accumulated net investment income (loss), net of tax	(89,233,305)	(10,744,437)
Accumulated net realized gain (loss), net of tax	41,212,041	(78,726,910)
Net unrealized appreciation (depreciation), net of tax	140,554,254	11,735,811
Net assets	$462,538,638	$112,441,441
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended May 31, 2018

(Unaudited)

	JMF	JMLP
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$26,404,062	$5,833,172
Less: Return of capital on distributions from MLPs	(26,404,062)	(5,833,172)
Dividends[1]	(278,144)	(41,983)
Interest	8,861	2,492
Total investment income	(269,283)	(39,491)
Expenses
Management fees	(3,293,383)	(791,238)
Interest expense on borrowings	(2,127,193)	(500,774)
Custodian fees	(34,828)	(16,062)
Trustees fees	(26,529)	(6,274)
Professional fees	(125,508)	(67,826)
Shareholder reporting expenses	(68,422)	(38,893)
Shareholder servicing agent fees	(133)	(56)
Stock exchange listing fees	(5,565)	(4,127)
Investor relations expenses	(47,813)	(13,402)
Franchise tax expenses	(34,497)	(36,734)
Other	(45,936)	(68,357)
Total expenses	(5,809,807)	(1,543,743)
Net investment income (loss) before taxes	(6,079,090)	(1,583,234)
Deferred tax benefit	9,236	—
Current tax (expense)/benefit	—	—
Net investment income (loss)	(6,069,854)	(1,583,234)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	(17,437,280)	(7,342,951)
Deferred tax (expense)/benefit	26,491	—
Net realized gain (loss) from investments	(17,410,789)	(7,342,951)
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	62,881,544	15,850,153
Swaps before taxes	3,018,739	673,316
Deferred tax (expense)/benefit	(100,117)	—
Change in net unrealized appreciation (depreciation) of investments	65,800,166	16,523,469
Net realized and unrealized gain (loss)	48,389,377	9,180,518
Net increase (decrease) in net assets from operations	$42,319,523	$7,597,284
1	See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Investment Income for more information.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	JMF		JMLP
	Six Months Ended 5/31/18	Year Ended 11/30/17	Six Months Ended 5/31/18	Year Ended 11/30/17
Operations
Net investment income (loss)	$(6,069,854)	$(5,258,603)	$(1,583,234)	$(928,988)
Net realized gain (loss) from:
Investments	(17,410,789)	15,318,442	(7,342,951)	(11,465,552)
Swaps	—	(7,220,235)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	62,781,427	(58,471,713)	15,850,153	7,700,171
Swaps	3,018,739	9,413,579	673,316	141,632
Net increase (decrease) in net assets from operations	42,319,523	(46,218,530)	7,597,284	(4,552,737)
Distributions to Shareholders
From net investment income	—	(7,093,871)	—	—
Return of capital	(24,286,509)	(46,224,336)	(6,024,002)	(12,646,074)
Decrease in net assets from distributions to shareholders	(24,286,509)	(53,318,207)	(6,024,002)	(12,646,074)
Fund Share Transactions
Proceeds from shelf offering, net of offering costs	7,353,662	4,819,170	2,739,598	3,479,922
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	1,737,280	—	24,162
Net increase (decrease) in net assets from Fund share transactions	7,353,662	6,556,450	2,739,598	3,504,084
Net increase (decrease) in net assets	25,386,676	(92,980,287)	4,312,880	(13,694,727)
Net assets at the beginning of period	437,151,962	530,132,249	108,128,561	121,823,288
Net assets at the end of period	462,538,638	$437,151,962	112,441,441	$108,128,561
Accumulated net investment income (loss), net of tax at the end of period	$(89,233,305)	$(83,163,451)	$(10,744,437)	$(9,161,203)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended May 31, 2018

(Unaudited)

	JMF	JMLP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$42,319,523	$7,597,284
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(21,245,628)	(6,623,155)
Proceeds from sales of investments	35,827,457	9,283,120
Proceeds from (Purchases of) short-term investments, net	(9,742,497)	(110,410)
Return of capital distributions from MLPs	26,404,062	5,833,172
(Increase) Decrease in:
Receivable for interest	(224)	(35)
Other assets	(6,118)	(4,160)
Increase (Decrease) in:
Deferred tax liability, net	64,390	—
Payable for interest	78,826	29,066
Payable for interest rate swaps purchased	(210,079)	—
Accrued state franchise tax expense	(14,572)	1,472
Accrued management fees	22,534	(149)
Accrued Trustees fees	21,224	5,066
Accrued other expenses	(21,362)	(20,942)
Net realized (gain) loss from investments before taxes	17,437,280	7,342,951
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(62,881,544)	(15,850,153)
Swaps before taxes	(3,018,739)	(673,316)
Net cash provided by (used in) operating activities	25,034,533	6,809,811
Cash Flows from Financing Activities
Repayments of borrowings	(8,100,000)	(3,600,000)
Proceeds from shelf offering, net of offering costs	7,353,662	2,792,800
Increase (Decrease) in cash overdraft	(1,686)	(1,633)
Cash distributions paid to shareholders	(24,286,509)	(6,024,002)
(Payments for) deferred offering costs	—	23,024
Net cash provided by (used in) financing activities	(25,034,533)	(6,809,811)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information	JMF	JMLP
Cash paid for interest on borrowings (excluding borrowing costs)	$2,048,367	$471,708
Net cash paid (received) for taxes	48,719	35,262

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JMF
Year Ended 11/30:
2018(h)	$10.90	$(0.15)	$1.19	$1.04	$—	$(0.60)	$(0.60)	$—	$—		$11.34	$11.12
2017	13.42	(0.13)	(1.04)	(1.17)	(0.18)	(1.17)	(1.35)	—	—	**	10.90	10.57
2016	13.45	(0.12)	1.44	1.32	—	(1.35)	(1.35)	—	—		13.42	13.32
2015	22.10	(0.08)	(7.23)	(7.31)	—	(1.34)	(1.34)	—	—		13.45	11.91
2014	20.22	(0.32)	3.48	3.16	(0.12)	(1.16)	(1.28)	—	—		22.10	20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	—		20.22	19.40

JMLP
Year Ended 11/30:
2018(h)	8.21	(0.12)	0.69	0.57	—	(0.45)	(0.45)	—	—		8.33	8.26
2017	9.55	(0.07)	(0.29)	(0.36)	—	(0.98)	(0.98)	—	—	**	8.21	8.02
2016	8.94	(0.05)	1.69	1.64	—	(1.03)	(1.03)	—	—		9.55	9.80
2015	18.52	(0.12)	(8.09)	(8.21)	—	(1.37)	(1.37)	—	—		8.94	8.35
2014(g)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	—		18.52	16.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JMF
Year Ended 11/30:
2018(h)	$166,900	$3,771
2017	175,000	3,498
2016	185,550	3,857
2015	199,000	3,666
2014	315,000	3,768
2013	283,000	3,818

JMLP
Year Ended 11/30:
2018(h)	37,900	3,967
2017	41,500	3,606
2016	39,000	4,124
2015	41,800	3,727
2014(g)	85,000	3,780

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)		Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(d)(e)			Ratios to Average Net Assets

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

9.64%	10.83%	$462,539	(2.56)%*	(2.68)%*	(2.58)%*	(2.68	)%*	(0.02)%	3%
(9.44)	(11.44)	437,152	(2.23)	(1.67)	3.45	(1.05)		5.68	12
12.27	27.51	530,132	(1.99)	(1.46)	(8.10)	(1.05)		(6.11)	28
(34.43)	(37.51)	530,525	(1.95)	(0.68)	22.29 (c)	(0.42	)(c)	24.23	18
15.67	13.67	871,905	(1.84)	(1.45)	(10.38)	(1.47)		(8.54)	6
21.51	13.20	797,625	(1.98)	(1.97)	(13.22)	(1.48)		(11.25)	39

6.87	8.65	112,441	(2.82)*	(2.90)*	(2.82)*	(2.90	)*	0.00	5
(4.22)	(8.91)	108,129	(2.32)	(0.76)	(2.33)	(0.77)		(0.01)	24
22.62	34.48	121,823	(2.15)	(0.59)	(2.14)	(0.58)		0.01	37
(46.47)	(43.24)	114,004	(2.02)	(1.42)	(0.16)	(0.85)		1.86	37
1.97	(13.76)	236,281	(1.77)*	(1.40)*	(3.13)*	(1.82	)*	(1.36)	25

(c)

During the fiscal year ended November 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
JMF	Expenses	Net Investment Income (Loss)
Year Ended 11/30:
2015	22.27%	(0.44)%

(d)

Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
JMF
Year Ended 11/30:
2018(h)	(0.94)%
2017	(0.68)
2016	(0.45)
2015	(0.37)
2014	(0.32)
2013	(0.41)

Ratios of Borrowings Interest Expense to Average Net Assets
JMLP
Year Ended 11/30:
2018(h)	(0.92)%
2017	(0.62)
2016	(0.40)
2015	(0.34)
2014(g)	(0.29)*

(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the period March 26, 2014 (commencement of operations) through November 30, 2014.
(h)	For the six months ended May 31, 2018.
*	Annualized.
**	Rounds to less than $0.01.

See accompanying notes to financial statements.

Notes to

Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. JMF and JMLP were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is May 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended May 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (the “Sub-Adviser”), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser’s MLP & Energy Infrastructure team manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

JMF’s investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

JMLP’s investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income from corporate securities is recorded on the ex-dividend date or, for foreign securities, when information is available. A portion of the dividend income reported may in fact be return of capital; however, such information is not available until after the reporting period. Each Fund will therefore estimate how much of corporate distributions received is to be treated as dividend income using prior year information. Once the true nature of the corporate distributions becomes available, true-up adjustments will be made to dividend income in the subsequent reporting period. These adjustments may cause dividend income to be presented as a negative number on the Statement of Operations. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital, unless otherwise noted in their Portfolio of Investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 21%). The estimated effective state income tax rate for JMF and JMLP are 4.08% and 2.40%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	JMF	JMLP
Current tax expense (benefit):
Federal	$—	$—
State	—	—
Total current tax expense (benefit)	$—	$—

Deferred tax expense (benefit):
Federal	$(1,665,226)	$—
State	1,729,616	—
Total deferred tax expense (benefit)	$64,390	$—

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	JMF		JMLP
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$8,900,622	21.00%	$1,595,430	21.00%
State income taxes, net of federal benefit	1,729,616	4.08	182,329	2.40
Effect of permanent differences – Dividends Received Deduction	(24,641)	(0.06)	(15,480)	(0.20)
Effect of valuation allowance	—	—	12,087,034	159.10
Effect of statutory rate reduction from 35% to 21%	(10,531,166)	(24.85)	(13,896,779)	(182.92)
Other	(10,041)	(0.02)	47,466	0.62
Total income tax expense (benefit)	$64,390	0.15%	$—	(0.00)%

Notes to Financial Statements (continued)

(Unaudited)

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. Significant appreciation or depreciation of Fund assets subsequent to the reporting period can impact future determinations of whether a deferred tax asset is more-likely-than-not to be realized, which in turn may result in adjustments to the valuation allowance reported in the tables below.

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	JMF	JMLP
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$15,305,844	$9,592,194
Federal capital loss carryforward	10,537,098	14,395,614
State net operating and capital loss carryforward (tax basis)	3,854,349	2,475,342
Accumulated net unrealized loss on investments (tax basis)	—	—
Accumulated net unrealized loss on swaps (tax basis)	—	—
Tax credit carryforward – AMT	984,326	—
Foreign Tax Credit	267,564	—
Other	39,882	5,572
	$30,989,063	$26,468,722
Deferred tax liabilities:
Accumulated net unrealized gain on swaps (tax basis)	$(979,386)	$(198,115)
Accumulated net unrealized gain on investments (tax basis)	(55,811,168)	(8,471,901)
	$(56,790,554)	$(8,670,016)
Net deferred taxes before valuation allowance	$(25,801,491)	$17,798,706
Less: valuation allowance	(1,206,811)	(17,798,706)
Net deferred tax assets (liabilities)	$(27,008,302)	$—
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$31,695,484
Initial allowance recorded	—	—
Provision to return	—	107,651
Decrease in valuation allowance due to statutory income tax rate reduction	—	(12,087,034)
Decrease of valuation allowance	—	(2,213,064)
Change in state tax deferred rate	—	295,669
Balance at the end of period	$1,206,811	$17,798,706

As of May 31, 2018, the Funds’ tax year end to date, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	JMF	JMLP
Expiration:
November 30, 2034	$7,143,293	$—
November 30, 2035	13,680,649	18,213,944
November 30, 2036	—	5,995,088
November 30, 2037	22,977,879	8,076,328
No expiration	29,083,151	13,391,756
Total	$72,884,972	$45,677,116

As of May 31, 2018, the Funds’ tax year end to date, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	JMF	JMLP
Expiration:
November 30, 2020	$—	$18,438,620
November 30, 2021	42,270,578	34,789,250
November 30, 2022	—	14,075,458
November 30, 2023	7,906,080	1,247,215
Total	$50,176,658	$68,550,543

As of May 31, 2018, JMF had AMT credit carryforwards of $984,326.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JMF	JMLP
Tax cost of investments	$417,337,727	$114,838,020
Gross unrealized:
Appreciation	$292,661,547	$51,327,382
Depreciation	(56,140,045)	(16,478,119)
Net unrealized appreciation (depreciation) of investments	$236,521,502	$34,849,263

	JMF	JMLP
Tax cost of swaps	$—	$—
Net unrealized appreciation (depreciation) of swaps	4,149,725	814,948

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

Notes to Financial Statements (continued)

(Unaudited)

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JMF	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$566,906,216	$—	$—	$566,906,216
Common Stocks	76,032,094	—	—	76,032,094

Short-Term Investments:
Repurchase Agreements	—	10,920,919	—	10,920,919

Investments in Derivatives:
Interest Rate Swaps**	—	4,149,725	—	4,149,725
Total	$642,938,310	$15,070,644	$—	$658,008,954
JMLP
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$137,685,607	$—	$—	$137,685,607
Common Stocks	10,280,404	—	—	10,280,404

Short-Term Investments:
Repurchase Agreements	—	1,721,272	—	1,721,272

Investments in Derivatives:
Interest Rate Swaps**	—	814,948	—	814,948
Total	$147,966,011	$2,536,220	$—	$150,502,231
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

Notes to Financial Statements (continued)

(Unaudited)

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JMF	Fixed Income Clearing Corporation	$10,920,919	$(10,920,919)	$—
JMLP	Fixed Income Clearing Corporation	$1,721,272	$(1,721,272)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps before taxes” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps before taxes” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, JMF continued to utilize forward interest rate swap contracts and JMLP entered into forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JMF	JMLP
Average notional amount of interest rate swap contracts outstanding*	$94,500,000	$21,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JMF
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$4,149,725	—	$—
JMLP
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$814,948	—	$—

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JMF	JPMorgan Chase Bank, N.A.	$4,149,725	$—	$4,149,725	$(3,966,241)	$183,484
JMLP	Morgan Stanley Capital Services LLC	$814,948	$—	$814,948	$(704,000)	$110,948
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
JMF	Interest rate	Swaps	$—	$3,018,739
JMLP	Interest rate	Swaps	$—	$673,316

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current and prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event a Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during each Fund’s current and prior fiscal period were as follows:

	JMF		JMLP
	Six Months Ended 5/31/18	Year Ended 11/30/17*	Six Months Ended 5/31/18	Year Ended 11/30/17**
Additional authorized shares	9,800,000	9,800,000	3,100,000	3,100,000
Shares sold	688,792	450,848	337,500	399,500
Offering proceeds, net of offering costs	$7,353,662	$4,819,170	$2,739,598	$3,479,922
*	Represents additional authorized shares for the period October 17, 2017 through November 30, 2017.
**	Represents additional authorized shares for the period July 12, 2017 through November 30, 2017.

Costs incurred by the Funds in connection with their initial shelf registration is recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	JMF		JMLP
	Six Months Ended 5/31/18	Year Ended 11/30/17	Six Months Ended 5/31/18	Year Ended 11/30/17
Shares:
Sold through shelf offering	688,792	450,848	337,500	399,500
Issued to shareholders due to reinvestment of distributions	—	144,671	—	2,728

Weighted average share:
Premium to NAV per shelf offering share sold	1.63%	1.54%	1.57%	1.65%

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	JMF	JMLP
Purchases	$21,245,628	$6,623,155
Sales	35,827,457	9,283,120

6. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (continued)

(Unaudited)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2018, the complex-level fee for each Fund was 0.1591%.

7. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

The Funds have entered into a credit agreement with a bank and its affiliate. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JMF	JMLP
Maximum commitment amount	$230,000,000	$60,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was a follows:

	JMF	JMLP
Outstanding balance on Borrowings	$166,900,000	$37,900,000

Interest charged on these Borrowings is at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% for JMF and plus 0.70% for JMLP. The Funds also accrue a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JMF	JMLP
Average daily balance outstanding	$171,825,824	$40,089,011
Average annual interest rate	2.48%	2.51%

Other Borrowings Information for the Funds

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

8. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund

Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

∎	Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Advisory Research, Inc. (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

during their tenure on the Board governing the Funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•	Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•	Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•	Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

•• Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

•• Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

•• Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

•• Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

•• Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 for Nuveen Energy MLP Total Return Fund (the “Energy MLP Total Return Fund”), and the quarter, one- and three-year periods ending December 31, 2017 for Nuveen All Cap Energy MLP Opportunities Fund (the “All Cap Energy MLP Fund”), as well as performance data for the first quarter of 2018 ending March 31, 2018 for each Fund. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Energy MLP Total Return Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-year period, first quartile in the three-year period and second quartile in the five-year period. Although the Fund’s performance was below its benchmark in the one- and three-year periods, the Fund outperformed its benchmark over the five-year period. The Board was satisfied with the Fund’s overall performance.

For the All Cap Energy MLP Fund, the Board noted that although the Fund’s performance was below its benchmark in the one- and three-year periods, the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and second quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1. Fees	and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that each Fund had a net management fee and net expense ratio below the respective peer averages.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers, such other clients may include: retail and institutional managed accounts; hedge funds; investment companies outside the Nuveen family; foreign investment companies offered by Nuveen; collective investment trusts; and certain funds advised by an affiliated sub-adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board also reviewed, among other things, a description of the different levels of services provided to other clients of the Adviser and/or its affiliated sub-advisers compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

The Board recognized that each Fund had an unaffiliated sub-adviser and considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Independent Board Members reviewed the pricing schedule or fee rates that the Sub-Adviser charges for other clients. The Independent Board Members noted that the sub-advisory fees were the result of arm’s length negotiations and were reasonable in relation to the fees assessed other clients.

3. Profitability	of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). With respect to the Sub-Adviser, the Independent Board Members considered a profitability analysis, generally including revenues, expenses and operating margins for its advisory services to each Fund for the calendar years 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-A-0518D 543907-INV-B-07/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2018